UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

SEFE, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-51842	20-1763307
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Sterling Dr.
Boulder, CO	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 294-6407

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On April 23, 2012, a press release was issued by Grass Roots Research & Distribution, an independent micro-cap research firm (“GRRD”), stating that GRRD has initiated coverage of the Registrant’s common stock (Over-the-Counter Bulletin Board symbol: SEFE.ob).  GRRD performed an in-depth analysis, with participation by the Registrant, including 5-year financial and valuation projections of SEFE (the “Report”).  The Report may be obtained directly from GRRD.  The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.

The Report contains forward-looking statements within the meaning of the federal securities laws.  These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties.  These forward-looking statements are based on management’s expectations as of the date hereof and the opinion of GRRD.  The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future.  Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

99.1	Press Release dated April 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEFE, INC.
(Registrant)

Signature	Title	Date

/s/ Donald C. Johnston	Chief Executive Officer	April 26, 2012
Donald C. Johnston

/s/ Donald C. Johnston	Chief Financial Officer	April 26, 2012
Donald C. Johnston